UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): December 13, 2022
EHEALTH, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33071	56-2357876
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2625 AUGUSTINE DRIVE, SUITE 150
SANTA CLARA, CA 95054
(Address of principal executive offices)    (Zip Code)

(650) 210-3150
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	EHTH	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 13, 2022, in connection with the effectiveness of new Securities and Exchange Commission rules regarding universal proxy cards, certain recent changes to the Delaware General Corporation Law (the “DGCL”) and a periodic review of the bylaws of eHealth, Inc. (the “Company”), the Company’s board of directors (the “Board”) adopted amended and restated bylaws (the “Amended and Restated Bylaws”), effective immediately. Among other things, the amendments effected by the Amended and Restated Bylaws:

•Enhance the advance notice procedures for stockholder nominations of directors and submission of stockholder proposals (other than proposals to be included in the Company’s proxy statement pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) made in connection with annual and special meetings of stockholders, including by:

◦Requiring that if the date of the annual meeting for the current year has changed by more than 25 days from the first anniversary of the preceding year’s annual meeting, any notice of a stockholder nomination for director or submission of stockholder proposals (other than proposals submitted under Rule 14a-8 of the Exchange Act) must be submitted no later than 5:00 p.m. Pacific time on the later of (1) if the first public announcement of the date of the annual meeting is less than 100 days prior to the date of such annual meeting, the 10th day following the day on which public announcement of the date of the annual meeting is first made by the Company and (2) the 90th day prior to the date of the annual meeting (Article I, Section 1(3));

◦Restricting the number of director candidates a stockholder may nominate for election at an annual meeting to the number of directors to be elected at such meeting (Article I, Section 1(3));

◦Requiring the notice, if it pertains to the nomination of directors, to include (with respect to each director candidate): (1) any agreement, arrangement or understanding that has been entered into by or on behalf of the director candidate with respect to the Company’s securities; (2) any other agreement, arrangement or understanding that has been made the effect or intent of which is to create or mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of, the director candidate with respect to the Company’s securities; (3) the director candidate’s written consent to be named in the Company’s form of proxy pursuant to Rule 14a-19 of the Exchange Act (“Rule 14a-19”), to be named as a nominee of the stockholder giving notice and to serve as a director of the Company if elected; and (4) all information required by Item 404 under Regulation S-K as if the stockholder giving notice, any beneficial owner on whose behalf the nomination is made, and their respective affiliates and associates were the Company for purposes of such rule and the director candidate was a director or executive officer of the Company (Article I, Section 1(4)(a));

◦Requiring the notice to include with respect to the stockholder giving the notice, any beneficial owner on whose behalf the nomination or proposal is made, the respective affiliates and associates of such stockholder or beneficial owner and any person, controlling directly or indirectly, or acting in concert with, such stockholder or beneficial owner: (1) any other agreement, arrangement or understanding that has been made the effect or intent of which is to create or mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of, them with respect to the Company’s securities; (2) any agreement, arrangement or understanding between them and any other person or persons in connection with the proposal; (3) any material pending or threatened legal proceeding in which they are a party or material participant involving the Company or any of its officers, directors or affiliates; (4) any material relationship between them and the Company or any of its officers, directors or affiliates; and (5) a representation and undertaking as to whether they intend to solicit the requisite percentage of the voting power of the Company’s stock under Rule 14a-19 or otherwise solicit proxies in support of such nomination or proposal (Article I, Section 1(4)(c)(ii) and (iv));

◦Requiring that any stockholder submitting a director nomination notice must provide the Company no later than five business days prior to the meeting or any adjournment, rescheduling, postponement or other delay thereof with reasonable evidence that the stockholder has satisfied Rule 14a-19 (Article I, Section 1(5));

◦Clarifying that if a stockholder fails to comply with all of the requirements of Rule 14a-19, then its director nominees will be ineligible for election at the meeting (Article I, Section 1(5)); and

◦Updating the definition of “public announcement” to include any means reasonably designed to inform the public or stockholders, including posting on the Company’s investor relations website (Article I, Section 1(9));

•Modify the provisions relating to stockholder meeting adjournment procedures, proxies and voting and the list of stockholders entitled to vote at stockholder meetings to reflect recent amendments to the DGCL (Article I, Sections 3, 7 and 8); and

•Make other updates, including ministerial, clarifying and conforming changes.

The foregoing summary and description of the Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to, and should be read in conjunction with, the full text of the Amended and Restated Bylaws, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Amended and Restated Bylaws of eHealth, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

eHealth, Inc.
Date:	December 19, 2022	/s/ John Stelben
John Stelben SVP, Chief Financial Officer (Principal Financial Officer)